UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2013

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices, including zip code)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure under Item 8.01 below regarding the Eighth Supplemental Indenture is incorporated under this Item 1.01 by reference.

Item 8.01	Other Events

Pricing of Note Offering

On May 13, 2013, Covidien International Finance S.A. (“CIFSA”), Covidien Ltd. and Covidien public limited company (“Covidien plc” and together with Covidien Ltd., the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC., as representatives of the several underwriters named in Schedule II to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which CIFSA agreed to sell, and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $750 million aggregate principal amount of 2.950% senior notes due 2023 (the “Notes”). The Notes are fully and unconditionally guaranteed by each of the Guarantors (the “Guarantees”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Notes and Guarantees were registered on a Registration Statement on Form S-3 filed by CIFSA, Covidien Ltd. and Covidien plc under the Securities Act of 1933 (Registration Statement Nos. 333-167638, 333-167638-01 and 333-167638-02, respectively), including a base prospectus (the “Registration Statement”), as supplemented by a preliminary prospectus supplement, filed with the SEC on May 13, 2013, and a final prospectus supplement, filed with the SEC on May 14, 2013. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

Closing of Note Offering

On May 16, 2013, CIFSA completed the issuance and sale of the Notes. The net proceeds to CIFSA from the issuance and sale of the Notes are $743 million after deducting underwriting discounts and commissions and offering expenses. The Notes and the Guarantees were issued pursuant to an indenture, dated as of October 22, 2007 (the “Base Indenture”), as supplemented by an eighth supplemental indenture dated May 16, 2013 (the “Eighth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among CIFSA, Covidien Ltd., Covidien plc, and Deutsche Bank Trust Company Americas, as trustee.

At its option, CIFSA may redeem the Notes, in whole or in part, at any time and from time to time prior to March 15, 2023 (three months prior to their maturity) at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed, and (ii) as determined by the Quotation Agent (as defined in the Eighth Supplemental Indenture) and delivered to the trustee, the sum of the present values of the remaining scheduled payments of principal and interest thereon due on any date after the redemption date (excluding the portion of interest that will be accrued and unpaid to and including the redemption date) discounted from their scheduled date of payment to the redemption date (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate (as defined in the Eighth Supplemental Indenture) plus 15 basis points, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, CIFSA may, at its option, redeem the notes, in whole or in part, at any time or from time to time on or after March 15, 2023 (three months prior to their maturity), at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If CIFSA experiences certain kinds of change of control specified in the Eighth Supplemental Indenture, it may be required to offer to repurchase the Notes from the holders thereof at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest. The terms of the Notes are set out in detail in the Indenture. A copy of the Eighth Supplemental Indenture is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 13, 2013 by and among CIFSA, as issuer, Covidien Ltd., as guarantor, and Covidien plc, as guarantor, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. LLC as representatives of the several underwriters named in Schedule II thereto.

4.1	Eighth Supplemental Indenture, dated as of May 16, 2013, by and among CIFSA, Covidien Ltd., Covidien plc and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the Notes issued by CIFSA and the Guarantees issued by Covidien Ltd and Covidien plc.

5.2	Opinion of Allen & Overy, Luxembourg as to the validity of the Notes issued by CIFSA.

5.3	Opinion of Appleby (Bermuda) Limited as to the validity of the Guarantees issued by Covidien Ltd.

5.4	Opinion of Arthur Cox, Dublin, Ireland as to the validity of the Guarantees issued by Covidien plc.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy, Luxembourg (included in Exhibit 5.2).

23.3	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.3).

23.4	Consent of Arthur Cox, Dublin, Ireland (included in Exhibit 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
John W. Kapples Vice-President and Secretary

Date: May 16, 2013

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 13, 2013 by and among CIFSA, as issuer, Covidien Ltd., as guarantor, and Covidien plc, as guarantor, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. LLC as representatives of the several underwriters named in Schedule II thereto.

4.1	Eighth Supplemental Indenture, dated as of May 16, 2013, by and among CIFSA, Covidien Ltd., Covidien plc and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Gibson, Dunn & Crutcher LLP as to the validity of the Notes issued by CIFSA and the Guarantees issued by Covidien Ltd and Covidien plc.

5.2	Opinion of Allen & Overy, Luxembourg as to the validity of the Notes issued by CIFSA.

5.3	Opinion of Appleby (Bermuda) Limited as to the validity of the Guarantees issued by Covidien Ltd.

5.4	Opinion of Arthur Cox, Dublin, Ireland as to the validity of the Guarantees issued by Covidien plc.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Allen & Overy, Luxembourg (included in Exhibit 5.2).

23.3	Consent of Appleby (Bermuda) Limited (included in Exhibit 5.3).

23.4	Consent of Arthur Cox, Dublin, Ireland (included in Exhibit 5.4).